UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 16, 2009
CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
(Exact Name of Registrant as Specified in Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

000-25771	13-3951476
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
On September 16, 2009, the Board of Directors of the registrant approved the suspension of the registrant’s share redemption program, effective for all redemption requests received subsequent to September 1, 2009, which was the deadline for all redemptions taking place in the third quarter of 2009. The suspension will remain in effect until the Board of Directors, in its discretion, determines to reinstate the redemption program. The registrant may make limited exceptions to the suspension of the program in cases of death or disability (in accordance with standards established by the registrant).
The registrant distributed a letter to its shareholders informing them of the suspension. A copy of the letter is attached as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits.
Exhibit 99.1 Letter to shareholders, dated September 22, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Property Associates 14 Incorporated
Date: September 22, 2009	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director and Corporate Secretary